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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 28, 2011

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

(b)  On January 28, 2011, Aehr Test Systems (the "Company") notified Gregory
M. Perkins that his employment as the Company's Vice President of Worldwide Sales and Service will terminate effective February 11, 2011.

(e) On February 1, 2011, the Company entered into a Separation Agreement and Release with Mr. Perkins (the "Separation Agreement"). Pursuant to the terms of the Separation Agreement, Mr. Perkins will receive a severance package that primarily includes (i) a lump-sum payment equivalent to eleven (11) weeks base salary, for a total of thirty-four thousand six hundred and eighty-five dollars ($34,685), plus seventeen thousand seven hundred and twenty one dollars ($17,721), all less applicable withholding, and (ii) payment of all earned commissions on any bookings that the Company records (in accordance with the Company's standard practices) for the first four months of 2011 as if Mr. Perkins' employment had continued through April 30, 2011. The Separation Agreement also contains a release of claims by Mr. Perkins. The Separation Agreement remains revocable until February 8, 2011.

     The Separation Agreement is attached hereto as Exhibit 10.18 and is incorporated herein by reference. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement.

ITEM 9.01.  Financial Statements and Exhibits.

        (d)  Exhibits.

             Exhibit No.    Description
             -----------    -----------
             10.18	    Separation Agreement and Release between the
                            Company and Gregory M. Perkins, dated February 1,
                            2011.



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  February 3, 2011
                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer